UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

Monthly income from a diversified portfolio of taxable municipal bonds.

Semi-Annual Report
September 30, 2010

Nuveen Build America Bond Fund
NBB

September

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Fund included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 22, 2010

Nuveen Investments 1

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)

Portfolio manager Daniel Close reviews key investment strategies and the performance of the Nuveen Build America Bond Fund (NBB), for the period from the Fund’s inception on April 27, 2010, through September 30, 2010. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NBB upon its inception.

What key strategies were used to manage NBB during the period since its inception through September 30, 2010?

The Fund is designed to invest primarily in Build America Bonds (BABs) and other taxable municipal bonds. Build America Bonds are a new class of taxable municipal debt, created as part of the American Recovery and Reinvestment Act in February 2009. These bonds generally offer municipal issuers a federal subsidy currently equal to 35% of a bond’s interest payments, often providing issuers with a lower-cost alternative to traditional tax-exempt debt.

NBB’s primary investment objective is to provide current income through investments in taxable municipal securities. Its secondary objective is to seek enhanced portfolio value and total return. NBB can offer strategic portfolio diversification opportunities for traditional municipal bond investors, while broadening participation to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds.

Since the first Build America Bond (BAB) issue in April 2009, BABs issuance totaled $136.4 billion, accounting for 22% of new bonds issued in the municipal market. This ample supply enabled us to purchase a good balance of BABs in both the primary (new issue) and secondary markets, with the initial invest-up period substantially completed by the end of May 2010. Many of the bonds we purchased were general and limited tax obligation credits, with sectors such as utilities, water and sewer, transportation, public higher education, and tobacco adding diversification to the portfolio. Under the provisions of the Build America Bond program, only governmental entities can issue BABs. Non-profit 501(c)(3) organizations such as hospitals generally do not qualify as BABs issuers, limiting the availability of these bonds for the Fund. Bonds with proceeds earmarked for refundings, working capital, and private activities also are not covered by the Build America Bond program. By April 2010, when NBB was launched, virtually all 50 states had issued BABs, with California, New York, Texas, and Illinois at the forefront in terms of issuance, followed by Ohio, Washington, Florida and Pennsylvania. This allowed us to add geographic diversity to the Fund. When looking at the highest rating of Moody’s, Fitch and Standard and Poor’s (S&P), the credit quality profile as of September 30, 2010, was AA.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

Shortly after the invest-up period began, we purchased a number of long U.S. Treasury bonds to help bring NBB’s duration profile in line with that of the Fund’s benchmark, the Barclays Capital Build America Bond (BAB) Index. At the time of purchase, long U.S. Treasury bonds were offering a yield of approximately 4.60%. With the subsequent decline in long U.S. Treasury yields (i.e. prices increased), this purchase meaningfully benefited NBB not only by helping the Fund reach its yield goal but also through price appreciation. To hasten the invest-up of NBB, soon after inception, we also bought some non-BAB issues, including qualified school construction bonds (QSCBs) and pension obligation bonds. (NBB can hold up to 20% of its portfolio in debt obligations other than BABs.) Toward the end of this period, we sold most of these non-BAB holdings and reinvested the proceeds in BABs, leaving only a small position in non-BABs at period end.

Our purchases during this period included a good mix of benchmark and non-benchmark BAB issues. Benchmark BAB issues are bonds whose issue is over $250 million in size and therefore eligible for inclusion in the Barclays Capital BAB Index. Non-benchmark BAB issues are smaller, generally lower-profile issuers that sometimes offer the same credit quality as benchmark issues, but may require a more detailed credit review prior to purchase. Given Nuveen’s research capabilities and the incremental yield these types of obligations often offer, we believe this makes non-benchmark BABs an area of the market in which we can find and add value.

As part of its investment strategies, NBB uses an integrated leverage and hedging strategy to seek to enhance current income and total return, while seeking to maintain a level of interest rate risk similar to that of the BAB Index. As of September 30, 2010, NBB had used both borrowings and inverse floating rate securities1 to implement leverage. Duration shortening hedges, which can include shorting U.S. Treasury futures or being long in LIBOR swaps, were used to reduce the leverage-adjusted portfolio duration to a level close to that of the index. NBB’s integrated leverage and hedging strategy is discussed in more detail on page four.

How did NBB perform over this period?

The initial period return for NBB’s common shares at net asset value, as well as relevant index information, are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value*
Since inception period ended 9/30/10
Since Inception
NBB	7.42%

Barclays Capital Build America Bond (BAB) Index2	6.16%

*	The returns shown in this table represent the period from April 27, 2010 (NBB’s inception date), through September 30, 2010.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NBB in this report.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Fund invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2
The Barclays Capital Build America Bond (BAB) Index is an unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated, and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Barclays Capital. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

Nuveen Investments 3

For the since inception period ended September 30, 2010, NBB’s cumulative return on net asset value (NAV) exceeded the returns for the Barclays Capital Build America Bond (BAB) Index.

Key management factors that influenced NBB’s return for this period included the purchase of long dated U.S. Treasuries during the invest-up, use of duration shortening instruments, credit exposure and sector allocation. In addition, the Fund’s integrated leverage and hedging strategy was an important factor affecting the Fund’s performance over this period. The impact of this leverage is discussed in more detail below.

During this period, bonds with longer maturities generally performed well, due in part to the decline in interest rates, particularly at the longer end of the yield curve. BABs are generally less cost-effective for issuers offering short and intermediate maturities, and approximately 70% of BABs have been issued since program inception with maturities of 22 years or longer. In addition, as mentioned previously, we bought a number of long U.S. Treasury bonds, which benefited the Fund through price appreciation. On the whole during this period, the Fund was largely invested in bonds with longer maturities, which generally made positive contributions to its performance. Conversely, these longer maturity bonds will not perform as well during periods of rising long-term interest rates.

However, the Fund also used duration shortening positions as part of its integrated leverage and hedging strategy to reduce the Fund’s duration and move it closer to the Barclays BAB Index. Because we were shorting long interest rates at a time when bond yields were falling and prices rising, the use of these duration shortening vehicles had a negative impact on NBB’s total return performance. On the other hand, using these duration shortening vehicles when interest rates are rising may have a benefical effect upon the fund’s return.

While there was no clear pattern in performance among the credit quality sectors in the BAB market, NBB’s credit rating exposure was positive for its performance during this period. In addition, NBB’s sector allocation was well diversified, and the overall impact of sector exposure was marginally positive for the Fund.

IMPACT OF THE FUND’S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Fund relative to the comparative index was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage made a positive contribution to the Fund’s performance over its since inception reporting period.

4 Nuveen Investments

Dividend and Share Price Information

NBB, which was introduced in April 2010, declared its initial monthly dividend distribution during June 2010 and maintained a stable monthly dividend throughout the remainder of the reporting period ended September 30, 2010.

NBB seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. NBB will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2010, NBB had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

SHARE PRICE INFORMATION

As of September 30, 2010, the share price of NBB was trading at a (+) premium of (+) 2.40% to its NAV. The Fund’s average (+) premium over its since inception reporting period was (+) 1.94%.

Nuveen Investments 5

NBB	Nuveen
Build America
Performance	Bond Fund
OVERVIEW
as of September 30, 2010

Fund Snapshot
Share Price		$20.52
Net Asset Value (NAV)		$20.04
Premium/(Discount) to NAV		2.40%
Market Yield		6.84%
Net Assets ($000)		$529,356
Average Effective
Maturity on Securities (Years)		28.85
Leverage-Adjusted Duration		8.91
Effective Duration		12.6

Cumulative Total Return
(Inception 4/27/10)
	On Share Price	On NAV
Since Inception	5.03%	7.42%

States2
(as a % of total municipal bonds)
California		15.5%
New York		10.9%
Washington		6.7%
Florida		6.5%
Michigan		5.4%
Texas		5.4%
Ohio		5.2%
Illinois		4.8%
Georgia		4.1%
Indiana		3.4%
Louisiana		3.3%
Colorado		3.2%
Pennsylvania		2.9%
Tennessee		2.8%
Oregon		2.6%
Arizona		2.5%
Other		14.8%

Portfolio Composition2,3
(as a % of total investments)
Tax Obligation/General		28.4%
Tax Obligation/Limited		26.5%
Utilities		17.5%
Water and Sewer		9.7%
Transportation		6.8%
Education and Civic Organizations		6.2%
Short-Term Investments		0.0%*
Other		4.9%
* Rounds to less than 0.1%.

Build America Bond Allocation2
(as a % of total municipal bonds)
Build America Bonds		93.0%
Non-Build America Bonds		7.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

2	Holdings are subject to change.
3	Excluding investments in derivatives.

6 Nuveen Investments

Nuveen Build America Bond Fund
NBB	Portfolio of Investments
September 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds
	Alabama – 1.0% (0.8% of Total Investments)
$ 5,000	Hartselle, Alabama, General Obligation Bonds, Federally Taxable Build America Bonds, Series	6/20 at 100.00	AAA	$ 5,187,150
	2010, 6.200%, 6/01/39 – AGM Insured
	Arizona – 3.0% (2.5% of Total Investments)
5,000	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Build America Taxable	8/20 at 100.00	AA–	5,280,400
	Bonds, Series 2010A, 6.423%, 8/01/35
10,000	Mesa, Arizona, Utility System Revenue Bonds, Build America Taxable Bond Series 2010,	No Opt. Call	Aa2	10,332,800
	6.100%, 7/01/34
15,000	Total Arizona			15,613,200
	California – 18.4% (15.5% of Total Investments)
500	California Infrastructure Economic Development Bond Bank, Revenue Bonds, University of	No Opt. Call	Aa2	555,695
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	3/20 at 100.00	A2	4,224,200
	America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	7,652,120
	2010B, 6.484%, 11/01/41
4,500	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series	3/20 at 100.00	A1	4,804,290
	2010, 7.950%, 3/01/36
3,000	Fresno, California, Water System Revenue Bonds, Build America Taxable Bond Series 2010A-2,	No Opt. Call	A	3,368,610
	6.750%, 6/01/40
5,000	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Build	8/20 at 100.00	AAA	5,286,050
	America Taxable Bonds, Series 2010B, 7.350%, 8/01/43 – AGM Insured
25,000	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	Aa1	27,691,250
	Taxable Bonds, Series 2010, 6.600%, 8/01/42
9,520	Napa Valley Unified School District, Napa County, California, General Obligation Bonds, Build	No Opt. Call	Aa2	10,329,866
	America Taxable Bond Series 2010B, 6.507%, 8/01/43
5,000	Orange County Sanitation District, California, Wastewater Revenue Bonds, Build America Taxable	No Opt. Call	AAA	5,307,400
	Bond Series 2010A, 5.580%, 2/01/40
100	Pacifica, California, General Obligation Taxable Pension Bonds, Series 2010, 6.899%, 6/01/30 –	6/20 at 100.00	AAA	105,387
	AGM Insured
2,355	San Bernardino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA–	2,757,281
	2008, Build America Taxable Bond Series 2009C, 7.630%, 8/01/44
7,840	San Francisco City and County Redevelopment Financing Authority, California, Taxable Tax	No Opt. Call	A1	8,897,067
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009F, 8.406%, 8/01/39
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA–	4,814,000
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust
	B001, 30.681%, 11/1/30 (IF)
2,000	Santa Barbara County, California, Certificates of Participation, Recovery Zone Economic	No Opt. Call	AA+	2,032,600
	Development Taxable Bonds, Series 2010A-2, 6.250%, 12/01/40
4,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation	No Opt. Call	A+	4,105,680
	District, Build America Taxable Bonds, Series 2010B, 6.230%, 1/01/29
5,000	West Kern Water District, California, Certificates of Participation, Land Acquisition Project,	No Opt. Call	AA–	5,482,250
	Build America Bonds, Series 10B, 6.720%, 6/01/40
88,815	Total California			97,413,746
	Colorado – 3.7% (3.2% of Total Investments)
1,000	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water	11/20 at 100.00	A+	997,950
	Revenue Bonds, Build America Taxable Bond Series 2010B, 5.820%, 11/15/40
4,000	Gunnison County, Colorado, Certificates of Participation, Build America Taxable Bond Series	7/20 at 100.00	Aa3	4,024,400
	2010B, 6.125%, 7/15/40
2,000	Mesa County, Colorado, Certificates of Participation, Build America Taxable Bonds, Series	12/20 at 100.00	Aa3	2,072,620
	2010A, 6.371%, 12/01/30

Nuveen Investments 7

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments September 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	Mesa State College, Colorado, Auxiliary Facilities Enterprise Revenue Bonds, Build America	No Opt. Call	Aa2	$ 3,402,120
	Taxable Bond Series 2010B, 6.746%, 5/15/42
1,000	Metropolitan State College of Denver, Colorado, Institutional Enterprise Revenue Bonds,	No Opt. Call	Aa2	1,060,870
	Federally Taxable Build America Bonds, Recovery Zone Economic Development Project, Series 2010,
	6.000%, 12/01/40
5,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General	12/20 at 100.00	Aa2	5,156,200
	Obligation Bonds, Build America Taxable Bond Series 2010B, 5.790%, 12/15/33
3,000	Westminster County, Colorado, Water and Wastewater Utility Enterprise Revenue Bonds, Build	12/20 at 100.00	AA	3,081,510
	America Taxable Bonds, Series 2010, 5.818%, 12/01/30
19,000	Total Colorado			19,795,670
	Connecticut – 1.3% (1.1% of Total Investments)
6,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	6,850,860
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, Build America Taxable Bond, 12.500%, 4/01/39
	Florida – 7.7% (6.5% of Total Investments)
5,000	Cape Coral, Florida, Gas Tax Revenue Bonds, Federally Taxable Build America Bonds – Direct	10/20 at 100.00	A2	5,470,000
	Payment, Series 2010B, 7.147%, 10/01/30
1,300	Davie, Florida, Water and Sewerage Revenue Bonds, Federally Taxable Build America Bonds,	10/20 at 100.00	AAA	1,389,193
	Series 2010B, 6.599%, 10/01/30 – AGC Insured
5,000	Florida Governmental Utilities Authority, North Fort Myers Utility Revenue Bonds, Federally	10/20 at 100.00	A2	5,287,650
	Taxable Build America Bonds, Series 2010B, 7.084%, 10/01/40
6,195	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable	6/19 at 100.00	AAA	6,487,094
	Bonds, Series 2010G, 5.750%, 6/01/35
500	Lake City, Florida, Utility System Revenue Bonds, Build America Taxable Bonds Series 2010B,	7/20 at 100.00	AAA	527,865
	6.175%, 7/01/35 – AGC Insured
10,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	A	11,285,000
	2010A, 7.281%, 4/01/27
9,575	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Downtown	9/20 at 100.00	A1	10,475,242
	District, Direct Subsidy Build America Table Bond Series 2010B, 7.784%, 9/01/40
37,570	Total Florida			40,922,044
	Georgia – 4.8% (4.1% of Total Investments)
10,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A+	10,780,400
	America Bonds Series 2010A, 6.637%, 4/01/57
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	14,858,250
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
25,000	Total Georgia			25,638,650
	Illinois – 5.7% (4.8% of Total Investments)
5,000	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension	No Opt. Call	AA	5,473,800
	Funding Taxable Series 2008A, 6.899%, 12/01/40
3,750	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,	1/20 at 100.00	A1	3,923,250
	Build America Taxable Bond Series 2010B, 6.845%, 1/01/38
5,000	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D,	No Opt. Call	AA	5,216,400
	6.229%, 11/15/34
13,875	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	A+	13,873,335
	6.725%, 4/01/35
450	Lakewood, Illinois, General Obligation Bonds, Waterworks & Sewer Alternative Revenue Source,	12/19 at 100.00	AAA	468,054
	Build America Taxable Bond Series 2010A, 6.300%, 12/01/34
1,375	Pekin, Illinois, General Obligation Bonds, Build America Taxable Bond Series 2010, 6.150%,	8/20 at 100.00	AAA	1,370,174
	8/01/30 – AGM Insured
29,450	Total Illinois			30,325,013

8 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 4.1% (3.4% of Total Investments)
	Evansville Redevelopment Authority, Indiana, Lease Rental Revenue Bonds, Build America Taxable
	Bond Series 2010B:
$ 1,250	6.960%, 2/01/34	8/20 at 100.00	Aa3	$ 1,292,988
9,500	7.210%, 2/01/39	8/20 at 100.00	Aa3	9,878,385
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B,	6/20 at 100.00	Aaa	5,099,250
	5.636%, 6/01/35
5,000	Speedway Redevelopment Authority, Indiana, Lease Rental Revenue Bonds, Federally Taxable Build	No Opt. Call	A+	5,281,900
	America Bonds, Series 2010A, 6.512%, 2/01/35
20,750	Total Indiana			21,552,523
	Kansas – 0.4% (0.4% of Total Investments)
2,105	Wallace County, Kansas, General Obligation Bonds, Build America Taxable Series 2010B,	No Opt. Call	A	2,197,136
	6.449%, 9/01/30
	Kentucky – 1.3% (1.1% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project,	9/20 at 100.00	AA+	6,694,000
	Tender Option Bond Trust B002, 29.386%, 9/01/37 – AGC Insured (IF)
	Louisiana – 3.9% (3.3% of Total Investments)
20,000	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds,	2/20 at 100.00	Aa2	20,698,800
	Series 2010B, 6.087%, 2/01/45
	Michigan – 6.4% (5.4% of Total Investments)
1,500	Belding School District, Ionia, Kent and Montcalm Counties, Michigan, General Obligation	5/20 at 100.00	AA–	1,554,780
	Bonds, Build America Series 2010B, 6.620%, 5/01/35
14,650	Detroit City School District, Wayne County, Michigan State, Unlimited Tax General Obligation,	No Opt. Call	Aa2	17,442,290
	Build America Bonds, Taxable – Direct Payment Bonds, Series 2009B, 7.747%, 5/01/39
4,500	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Bonds,	5/20 at 100.00	AA–	4,631,895
	Build America Taxable Bond Series 2010C, 6.550%, 5/01/35
1,720	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, Qualified School	5/20 at 100.00	Aa2	1,821,979
	Construction Bonds – Taxable Direct Payment, Series 2010B, 6.450%, 5/01/27
1,170	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/22 at 100.00	BBB	947,489
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
	Monroe, Michigan, Limited Tax General Obligation Bonds, Taxable Recovery Zone Economic
	Development Bonds, Build America Taxable Bond Series 2010:
950	6.650%, 5/01/27	5/20 at 100.00	A+	995,163
1,000	6.800%, 5/01/29	5/20 at 100.00	A+	1,027,540
1,000	7.000%, 5/01/31	5/20 at 100.00	A+	1,027,290
4,500	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, Federally Taxable	5/20 at 100.00	AA–	4,651,650
	Build America Bonds , Series 2010, 6.550%, 5/01/35
30,990	Total Michigan			34,100,076
	Missouri – 0.4% (0.3% of Total Investments)
1,900	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Prairie	1/19 at 100.00	A3	2,126,670
	State Project, Federally Taxable Build America Bonds – Direct Pay, Series 2009A,
	6.890%, 1/01/42
	Nebraska – 0.3% (0.3% of Total Investments)
1,670	District Energy Corporation, Nebraska, Facility Revenue Bonds, Build America Taxable Bonds,	7/20 at 100.00	Aa1	1,743,179
	Series 2010B, 5.901%, 7/01/32
	Nevada – 1.1% (0.9% of Total Investments)
1,165	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally	9/19 at 100.00	Aa2	1,296,727
	Taxable Bonds, Series 2009B, 7.800%, 9/01/39
4,000	North Las Vegas, Nevada, General Obligation Water and Wastewater Improvement Bonds, Build	No Opt. Call	Aa2	4,410,080
	America Taxable Bonds, Series 2010A, 6.572%, 6/01/40
5,165	Total Nevada			5,706,807

Nuveen Investments 9

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments September 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 12.9% (10.9% of Total Investments)
$ 25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build	12/10 at 100.00	AAA	$ 26,545,500
	America Taxable Bonds, Series 2010D, 5.600%, 3/15/40
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	A–	10,286,000
	Bond Series 2010B, 5.850%, 5/01/41
4,620	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	5,172,090
	Bonds, Second Generation Resolution, Taxable Build America Bonds, Series 2010DD,
	5.952%, 6/15/42
25,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	26,020,750
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
64,620	Total New York			68,024,340
	North Carolina – 1.4% (1.2% of Total Investments)
4,785	East Carolina University, North Carolina, General Revenue Bonds, Build America Taxable Bond	10/20 at 100.00	Aa2	4,981,424
	Series 2010B, 5.875%, 10/01/35
2,500	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Build America Taxable	11/20 at 100.00	AA+	2,573,475
	Bonds, Series 2010B, 5.921%, 11/01/35
7,285	Total North Carolina			7,554,899
	Ohio – 6.1% (5.2% of Total Investments)
500	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally	No Opt. Call	A	554,930
	Taxable Build America Bonds, Series 2009B, 6.424%, 2/15/32
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	BBB	7,347,500
	Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
3,000	Circleville City School District, Pickaway County, Ohio, General Obligation School Facilities	5/20 at 100.00	Aa2	3,153,960
	Construction and Improvement Bonds, Build America Taxable Series 2010C, 6.300%, 11/01/40
	Franklin County Convention Facilities Authority, Ohio, Lease Revenue Anticipation Bonds,
	Federally Taxable Direct Payment Build America Bonds, Series 2010:
650	6.540%, 12/01/36	No Opt. Call	AA	687,083
9,490	6.640%, 12/01/42	No Opt. Call	AA	10,198,998
5,000	Lucas County, Ohio, General Obligation Bonds, Taxable Arena improvement Series 2010,	10/20 at 100.00	Aa2	5,192,900
	6.150%, 10/01/40
1,770	Madison Local School District, Lake & Geauga Counties, Ohio, General Obligation Bonds, Build	9/20 at 100.00	Aa2	1,752,778
	America Taxable Bond Series 2010C, 6.050%, 4/01/42
1,000	Mariemont City School District, Hamilton County, Ohio, General Obligation School Improvement	12/20 at 100.00	AA	1,052,040
	Bonds, Build America Taxable Bonds, Refunding Series 2010B, 6.300%, 12/01/40
2,500	Springfield Local School District, Summit County, Ohio, General Obligation Bonds, School	9/19 at 100.00	AA	2,534,975
	Facilities Improvement, Build America Taxable Series 2010B, 6.125%, 9/01/40
33,910	Total Ohio			32,475,164
	Oklahoma – 0.4% (0.4% of Total Investments)
2,000	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand	No Opt. Call	A	2,141,280
	Springs Public Schools Project, Federally Taxable Build America Bonds, Series 2010A,
	6.129%, 9/01/24
	Oregon – 3.1% (2.6% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable	5/20 at 100.00	Aa2	5,016,800
	Build America Bonds, Tender Option Bond Trust TN-011, 27.124%, 5/01/35 (IF) (4)
10,230	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	11,529,926
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A,
	8.250%, 11/01/19
14,230	Total Oregon			16,546,726
	Pennsylvania – 3.5% (2.9% of Total Investments)
4,510	Haverford Township School District, Delaware County, Pennsylvania, General Obligation Bonds,	3/20 at 100.00	AAA	4,671,774
	Federally Taxable Build America Bonds, Series 2010, 6.004%, 3/01/35 – AGC Insured
3,000	New Castle Sanitation Authority, Lawrence County, Pennsylvania, Sewer Revenue Bonds, Build	6/20 at 100.00	AAA	3,163,860
	America Taxable Bonds, Series 2010A, 6.506%, 6/01/41 – AGM Insured

10 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 10,000	Uniontown Area School District, Fayette County, Pennsylvania, General Obligation Bonds,	10/20 at 100.00	Aa3	$ 10,446,500
	Federally Taxable Build America Bonds, Series 2010, 6.261%, 10/01/39
17,510	Total Pennsylvania			18,282,134
	South Dakota – 0.4% (0.3% of Total Investments)
2,000	South Dakota Health and Educational Facilities Authority, Recovery Zone Economic Development	8/20 at 100.00	Aa2	2,055,980
	Revenue Bonds, Vocational Education Program, Federally Taxable Build America Taxable Bond
	Series 2010, 6.250%, 8/01/39
	Tennessee – 3.3% (2.8% of Total Investments)
15,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	A1	17,240,250
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43
	Texas – 6.4% (5.4% of Total Investments)
1,650	Cameron County Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds,	2/20 at 100.00	AA–	1,742,285
	Federally Taxable Build America Series 2010B, 6.552%, 2/15/36
10,000	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds,	2/20 at 100.00	Baa3	10,319,600
	Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30
15,000	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B,	No Opt. Call	A2	16,533,150
	6.718%, 1/01/49
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,338,900
	6.038%, 8/01/40
31,650	Total Texas			33,933,935
	Utah – 2.4% (2.0% of Total Investments)
5,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America	4/20 at 100.00	AA+	5,132,050
	Bonds, Series 2010A, 5.700%, 10/01/40
6,510	Midvale Redevelopment Agency, Utah, Tax Increment and Sales Tax Revenue Bonds, Federally	5/20 at 100.00	AAA	6,727,564
	Taxable Build America Bonds, Series 2010, 6.250%, 5/01/34 – AGM Insured
775	North Salt Lake, Utah, Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010,	12/19 at 100.00	AA–	796,847
	5.800%, 6/15/30
12,285	Total Utah			12,656,461
	Vermont – 1.0% (0.9% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Build America Bonds	No Opt. Call	Aa3	5,471,850
	Series 2010, 6.428%, 10/01/44
	Virgin Islands – 2.7% (2.3% of Total Investments)
12,500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	AAA	14,244,125
	Bonds Series 2010C, 6.850%, 7/01/35 – AGM Insured
	Virginia – 2.4% (2.0% of Total Investments)
1,135	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB+	1,181,637
	Build America Taxable Bond Series 2009D, 7.462%, 10/01/46 – AGC Insured
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB	10,651,900
	Dulles Metrorail Capital Improvement Project, Build America Taxable Bonds, Series 2010D,
	8.000%, 10/01/47
1,025	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/12 at 100.00	BBB	722,205
	Refunding Senior Lien Series 2007A1, 6.706%, 6/01/46
12,160	Total Virginia			12,555,742
	Washington – 7.9% (6.7% of Total Investments)
	Auburn, Washington, Limited Tax General Obligation Bonds, Taxable Build America Bonds,
	Series 2010B:
5,000	6.193%, 12/01/34	6/20 at 100.00	AA	5,192,100
2,465	6.243%, 12/01/39	6/20 at 100.00	AA	2,629,268
1,885	Bremerton, Washington, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	No Opt. Call	A1	1,903,548
	6.129%, 9/01/35
5,000	Grays Harbor County Public Utility District 1, Washington, Electric System Revenue Bonds,	No Opt. Call	A1	5,787,850
	Taxable Build America Bonds – Direct Payment, Series 2010A, 6.707%, 7/01/40

Nuveen Investments 11

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments September 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 10,000	King County Public Hospital District 1, Washington, Hospital Facilities Revenue Bonds, Valley	6/20 at 100.00	BBB+	$ 10,457,900
	Medical Center, Build America Taxable Bonds, Series 2010B, 8.000%, 6/15/40
5,000	Mason County Public Utility District 3, Washington, Electric Revenue Bonds, Build America	6/20 at 100.00	Aa3	5,184,750
	Taxable Bonds, Series 2010B, 6.347%, 12/01/40
4,505	Okanogan County Public Utility District 1, Washington, Electric System Revenue Bonds, Build	No Opt. Call	A1	4,583,928
	America Taxable Bonds – Direct Payment, Series 2010B, 6.046%, 12/01/40
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America	No Opt. Call	Aa2	6,172,600
	Bonds, Tender Option Bond Trust T0001, 24.089%, 2/01/40 (IF) (4)
37,855	Total Washington			41,911,944
	Wyoming – 1.0% (0.8% of Total Investments)
5,000	University of Wyoming, Facilities Improvement Revenue Bonds, Build America Taxable Bond Series	6/20 at 100.00	Aa2	5,184,549
	2010C, 5.800%, 6/01/30
$ 586,420	Total Municipal Bonds (cost $597,735,723) – 118.4%			626,844,903

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.0% (0.0% of Total Investments)
$ 163	Repurchase Agreement with State Street Bank, dated 9/30/10, repurchase price $162,578,	0.080%	10/01/10	$ 162,578
	collateralized by $155,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $165,959
	Total Short-Term Investments (cost $162,578)			162,578
	Total Investments (cost $597,898,301) – 118.4%			627,007,481
	Borrowings – (17.4)% (5)			(92,000,000)
	Other Assets Less Liabilities – (1.0)%			(5,651,489)
	Net Assets – 100%			$ 529,355,992

Investments in Derivatives
Forward Swaps outstanding at September 30, 2010:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (6)	Date	(Depreciation)
Morgan Stanley	$35,000,000	Receive	3-Month USD-LIBOR	4.136%	Semi-Annually	6/29/11	6/29/40	$(4,455,483)
Morgan Stanley	35,000,000	Receive	3-Month USD-LIBOR	4.198%	Semi-Annually	7/08/11	7/08/40	(4,815,091)
Morgan Stanley	35,000,000	Receive	3-Month USD-LIBOR	4.260%	Semi-Annually	6/29/11	6/29/40	(5,264,900)
								$(14,535,474)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)	Borrowings as a percentage of Total Investments is 14.7%.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract. N/R Not rated.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

12 Nuveen Investments

Statement of
Assets & Liabilities

September 30, 2010 (Unaudited)

Assets
Investments, at value (cost $597,898,301)	$627,007,481
Interest receivable	13,036,129
Other assets	121,566
Total assets	640,165,176
Liabilities
Borrowings	92,000,000
Unrealized deprecation on forward swaps	14,535,474
Payables:
Dividends	2,648,505
Offering costs	1,054,500
Accrued expenses:
Interest on borrowings	97,007
Management fees	343,760
Organization costs	11,000
Other	118,938
Total liabilities	110,809,184
Net assets	$529,355,992
Shares outstanding	26,419,139
Net asset value per share outstanding	$20.04
Net assets consist of:
Shares, $.01 par value per share	$264,191
Paid-in surplus	503,315,980
Undistributed (Over-distribution of) net investment income	1,197,963
Accumulated net realized gain (loss)	10,004,152
Net unrealized appreciation (depreciation)	14,573,706
Net assets	$529,355,992
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 13

Statement of
Operations
For the period April 27, 2010
(commencement of operations)
through September 30, 2010
(Unaudited)

Investment Income	$15,729,324
Expenses
Management fees	1,654,679
Shareholders’ servicing agent fees and expenses	568
Interest expense	392,434
Fees on borrowings	132,601
Custodian’s fees and expenses	33,474
Trustees’ fees and expenses	6,526
Professional fees	55,555
Shareholders’ reports – printing and mailing expenses	26,906
Investor relations expense	23,643
Other expenses	8,521
Total expenses before custodian fee credit	2,334,907
Custodian fee credit	(24,170)
Net expenses	2,310,737
Net investment income	13,418,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	10,520,152
Forward swaps	(516,000)
Net unrealized appreciation (depreciation) of:
Investments	29,109,180
Forward swaps	(14,535,474)
Net realized and unrealized gain (loss)	24,577,858
Net increase (decrease) in net assets from operations	$37,996,445

See accompanying notes to financial statements.

14 Nuveen Investments

Statement of
Changes in Net Assets

For the period April 27, 2010
(commencement of operations)
through September 30, 2010
(Unaudited)

Operations
Net investment income	$13,418,587
Net realized gain (loss) from:
Investments	10,520,152
Forward swaps	(516,000)
Net unrealized appreciation (depreciation) of:
Investments	29,109,180
Forward swaps	(14,535,474)
Net increase (decrease) in net assets from operations	37,996,445
Distributions to Shareholders
From net investment income	(12,220,624)
Decrease in net assets from distributions to shareholders	(12,220,624)
Capital Share Transactions
Proceeds from sales of shares, net of offering costs	502,469,250
Net proceeds from shares issued to shareholders due to reinvestment of distributions	1,010,646
Net increase (decrease) in net assets applicable to shares from capital share transactions	503,479,896
Net increase (decrease) in net assets	529,255,717
Net assets at the beginning of period	100,275
Net assets at the end of period	$529,355,992
Undistributed (Over-distribution of) net investment income at the end of period	$1,197,963

See accompanying notes to financial statements.

Nuveen Investments 15

Statement of
Cash Flows

For the period April 27, 2010
(commencement of operations)
through September 30, 2010
(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$37,996,445
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,012,108,510)
Proceeds from sales and maturities of investments	424,811,981
Proceeds from (Purchases of) short-term investments, net	(162,578)
Proceeds from terminated forward swap contracts	(516,000)
Amortization (Accretion) of premiums and discounts, net	80,958
(Increase) Decrease in interest receivable	(13,036,129)
(Increase) Decrease in other assets	(121,566)
Increase (Decrease) in accrued interest on borrowings	97,007
Increase (Decrease) in accrued management fees	343,760
Increase (Decrease) in accrued other liabilities	118,938
Net realized (gain) loss from investments	(10,520,152)
Net realized (gain) loss from forward swaps	516,000
Net unrealized (appreciation) depreciation of investments	(29,109,180)
Net unrealized (appreciation) depreciation of forward swaps	14,535,474
Net cash provided by (used in) operating activities	(587,073,552)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	92,000,000
Increase (Decrease) in payable for offering costs	1,054,500
Increase (Decrease) in accrued organization costs	11,000
Cash distributions paid to shareholders	(8,561,473)
Proceeds for sale of shares, net of offering costs	502,469,250
Net cash provided by (used in) financing activities	586,973,277
Net Increase (Decrease) in Cash	(100,275)
Cash at the beginning of period	100,275
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings was $295,427.
Non-cash financing activities not included herein consists of reinvestments of distributions of $1,010,646.

See accompanying notes to financial statements.

16 Nuveen Investments

Notes to
Financial Statements(Unaudited)

1. General Information and Significant Accounting Policies
The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Build America Bond Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, registered investment company.

Prior to the commencement of operations, the Fund had no other operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and the recording of the organization expense ($11,000) and its reimbursement by the Adviser.

The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. The Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (or “BABs”), which make up 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Under normal circumstances, the Fund may invest 20% of its managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of the Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Adviser. In addition, the Fund will use an integrated leverage and hedging strategy that, in the Adviser’s judgment, has the potential to enhance income and risk adjusted total return over time. The Fund may employ leverage instruments such as borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. The Fund’s overall goal is to outperform over time the Barclays Capital Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2 (which is usually the case for municipal bonds).

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Nuveen Investments 17

Notes to
Financial Statements (Unaudited) (continued)

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the period April 27, 2010 (commencement of operations) through September 30, 2010, the Fund did not invest in self-deposited inverse floaters.

18 Nuveen Investments

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2010, the Fund’s maximum exposure to externally-deposited Recourse Trusts was $68,000,000.

Forward Swap Contracts
The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The average notional amount of forward interest rate swap contracts outstanding during the period April 27, 2010 (commencement of operations) through September 30, 2010, was as follows:

Average notional amount of forward interest rate swap contracts outstanding	$107,500,000

Refer to Footnote 3 – Derivative instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the

Nuveen Investments 19

Notes to
Financial Statements (Unaudited) (continued)

security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization Expenses and Offering Costs
The Adviser has agreed to reimburse all organization expenses ($11,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund’s share of offering costs ($1,054,500) were recorded as a reduction of the proceeds from the sale of shares.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$626,844,903	$—	$626,844,903
Short-Term Investments	162,578	—	—	162,578
Derivatives:
Forward Swaps*	—	(14,535,474)	—	(14,535,474)
Total	$162,578	$612,309,429	$—	$612,472,007

* Represents net unrealized appreciation (depreciation).

3. Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

20 Nuveen Investments

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on		Unrealized depreciation on
		forward swaps*	$ —	forward swaps*	$14,535,474

* Represents cumulative unrealized appreciation (depreciation) of swap contracts as reported on the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and net unrealized appreciation (deprecation) recognized for the period April 27, 2010 (commencement of operations) through September 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps
Risk Exposure
Interest Rate	$(516,000)
Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$(14,535,474)

4. Fund Shares
Transactions in shares were as follows:

For the period
April 27, 2010
(commencement of operations)
through
September 30, 2010
Shares sold	26,362,500
Shares issued to shareholders
due to reinvestment of distributions	51,389

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the period April 27, 2010 (commencement of operations) through September 30, 2010, aggregated $1,012,108,510 and $424,811,981, respectively.

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$597,981,428
Gross unrealized:
Appreciation	$30,182,728
Depreciation	(1,156,675)
Net unrealized appreciation (depreciation) of investments	$29,026,053

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments 21

Notes to
Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of September 30, 2010, the complex-level fee rate was .1822%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. Borrowing Arrangements
As part of its investment strategies, the Fund uses borrowings to employ leverage. On May 26, 2010, the Fund entered into a $125 million committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank. Interest charged on the Committed Secured Line is calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.00%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the unused portion of the Committed Secured Line. The Fund also paid a .20% one time closing fee on the Committed Secured Line which was expensed during the current reporting period.

On June 2, 2010, the Fund began to drawn on the Committed Secured Line. As of September 30, 2010, the Fund’s outstanding balance on such borrowings was $92,000,000, which are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment and closing fees incurred on this borrowing arrangement are recognized as “Interest expense” and “Fees on borrowings,” respectively, on the Statement of Operations.

During the period June 2, 2010 through September 30, 2010, the Fund’s average daily loan balance outstanding and corresponding weighted average annualized interest rate were $88,537,190 and 1.34%, respectively.

9. New Accounting Standards

Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the

22 Nuveen Investments

amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

10. Subsequent Events
On November 16, 2010, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to 10% of its outstanding shares.

Nuveen Investments 23

Financial
Highlights(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Net
	Beginning	Net	Realized/		Net				Ending	Ending
	Net Asset	Investment	Unrealized		Investment	Capital		Offering	Net Asset	Market
	Value	Income(a)	Gain (Loss)	Total	Income	Gains	Total	Costs	Value	Value
Year Ended 3/31:
2011(e)	$19.10	$.52	$.93	$1.45	$(.47)	$—	$(.47)	(0.04)	$20.04	$20.52

Borrowings at End of Period
Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Year Ended 3/31:
2011(e)	$92,000	$6,754

24 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average
Total Returns			Net Assets(c)
Based on	Based on	Ending	Expenses	Expenses	Net	Portfolio
Market	Net Asset	Net Assets	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	(000)	Interest(d)	Interest	Income(d)	Rate
5.03%	7.42%	$529,356	1.07%*	.89%*	6.13%*	73%

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the interest expense paid on borrowings, as described in Footnote 8 – Borrowing Arrangements, as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets
Year Ended 3/31:
2011(e)	.18%*

(e)	For the period April 27, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments 25

Annual Investment Management
Agreement Approval Process(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Build America Bond Fund (the “Fund”) is responsible for approving advisory arrangements for the Fund and, at a meeting held on February 26-28, 2010 (the “Meeting”), was asked to approve the advisory arrangement for the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), considered and approved the investment management agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (the “Fund Adviser”).

To assist the Board in its evaluation of the Advisory Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent

26 Nuveen Investments

Board Members considered the Advisory Agreement. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. As the Fund Adviser already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of the Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Adviser, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the Fund Adviser and its services in evaluating the Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Fund Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Fund Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

Nuveen Investments 27

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

B. Investment Performance
The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with the Fund Adviser’s performance record on other Nuveen funds.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Board reviewed, among other things, the management fees of leveraged municipal closed-end funds given that the Fund’s portfolio was expected to be similar in many respects to that of a tax-exempt bond fund. In addition, the Board reviewed the management fees of various general taxable bond funds.

In addition, the Independent Board Members noted that the Fund may make investments in certain instruments that have the economic effect of leverage, including inverse floating rate securities. The Independent Board Members recognized that assets attributable to the Fund’s use of effective leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates. The Board Members recognized that because a decision to increase the Fund’s leverage would have the effect, all other things being equal, of increasing Managed Assets, and, therefore, the Fund Adviser’s management fee, the Fund Adviser may have an incentive to increase the Fund’s use of leverage. Notwithstanding the foregoing, the Independent Board Members considered that the Fund Adviser would seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail

28 Nuveen Investments

below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients
Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Fund Adviser assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 8-K filed by Nuveen on January 12, 2010 and the Form 10-Q filed by Nuveen on November 12, 2009 (for the period ending September 30, 2009). The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability

Nuveen Investments 29

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are

30 Nuveen Investments

unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits
In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members noted that the Fund Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Fund Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement were fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreement should be and was approved on behalf of the Fund.

Nuveen Investments 31

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

32 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 33

Glossary of Terms
Used in this Report

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Duration: A measure of the price sensitivity of a fixed income security or portfolio to changes in interest rates. Duration is stated in years. For example, if a bond has a duration of four years, the price of the bond is expected to change by approximately 4% for every one percentage point change in interest rates. The shorter the duration, the less price variability expected in the security's price due to changes in interest rates.

•
Effective Duration: Effective duration (sometimes called option-adjusted duration) is a more refined calculation than the basic "modified duration" which is often used, and recognizes that the probability that a bond will be called or stay outstanding until maturity will vary if market interest rates change. Effective duration requires the use of a model for pricing bonds that adjusts the price of the bond to reflect changes in the value of the bond's "embedded options" (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule) based on the probability that the option will be exercised. The model makes several assumptions so effective durations may not be comparable to the durations of funds outside the Nuveen fund complex.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

34 Nuveen Investments

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 35

Notes

36 Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments 37

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com	ESA - C - 0910D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2010

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 8, 2010